UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31,

Date of reporting period:	May 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2008

Western Asset
Global High Income
Fund Inc.
(EHI)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	26

Statement of operations	27

Statements of changes in net assets	28

Statement of cash flows	29

Financial highlights	30

Notes to financial statements	31

Report of independent registered public accounting firm	43

Additional information	44

Annual chief executive officer and chief financial officer certifications	50

Dividend reinvestment plan	51

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended May 31, 2008. Second quarter 2007 U.S. gross domestic product (“GDP”)i growth was 3.8% and third quarter 2007 GDP growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that first quarter 2008 GDP growth was a modest 1.0%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S. could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first five months of 2008 and the unemployment rate rose to 5.5% in May, its highest level since October 2004.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on six more occasions through the end of the reporting period, bringing the federal funds rate to 2.00% as of May 31, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also

Western Asset Global High Income Fund Inc.	I

Letter from the chairman continued

increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period ended May 31, 2008, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Longer-term Treasury yields then moved higher at the end of the reporting period, as record high oil prices and rising food prices triggered inflationary concerns.

Overall, during the 12 months ended May 31, 2008, two-year Treasury yields fell from 4.92% to 2.66%. Over the same time frame, 10-year Treasury yields fell from 4.90% to 4.06%. Short-term yields fell sharply in concert with the Fed’s rate cuts, while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 6.89%.

Increased investor risk aversion during the fiscal year caused the high-yield bond market to produce weak results over the 12-month period ended May 31, 2008. During that period, the Citigroup High Yield Market Indexvi returned -0.89%. While high-yield bond prices rallied several times during the reporting period, several flights to quality dragged down the sector, although overall default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 5.13% over the 12 months ended May 31, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

II	Western Asset Global High Income Fund Inc.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 27, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

Western Asset Global High Income Fund Inc.	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.92% and 4.90%, respectively. Treasury yields then moved sharply higher as incoming economic data improved and inflationary pressures increased. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateii and the federal funds rateiii in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008. As of May 31, 2008, two- and 10-year Treasury yields had fallen to 2.66% and 4.06%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% over the course of the reporting period, by the end of May, it was generally assumed that the U.S. could be headed for a mild recession.

Given increased investor risk aversion, higher-quality securities generally outperformed their lower-rated counterparts over the fiscal year. During the

Western Asset Global High Income Fund Inc. 2008 Annual Report	1

Fund overview continued

12-month period ended May 31, 2008, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, gained 6.89%. In contrast, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexv returned -1.08% over the same period.

Emerging market debt also experienced periods of volatility during the 12-month reporting period. However, all told, the asset class generated solid results, with the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returning 5.13% during the 12 months ended May 31, 2008. Despite periodic flights to quality, emerging market debt prices benefited due to solid underlying fundamentals, including stronger balance sheets, high commodity prices and solid domestic spending.

Q. How did we respond to these changing market conditions?

A. Market conditions were challenging in the last 12-month reporting period, which affected performance. Many asset prices remain well below their fundamental value as a result of market fears. We underestimated the degree to which the entire financial superstructure would decline, and we do not expect to recover our losses quickly. For many of our non-agency mortgage-backed holdings, we see coupon payments being made and actual cumulative losses below market-implied estimates. Despite the tough market environment, we believe that our focus on spread sectors, like agency pass-through mortgages, certain non-agency mortgage-backed securities and corporate bonds, especially the lower-quality high-yield ones, is still valid. We continue to diversify into local currency emerging market sovereign debt and away from their dollar-denominated counterparts. We also prefer U.S. Treasury Inflation-Protected Securities (“TIPS”)vii in lieu of nominal U.S. Treasurys for protection against short-term inflation swings. We manage durationviii tactically to act as a hedge against the emphasis on various spread sectors.

2	Western Asset Global High Income Fund Inc. 2008 Annual Report

Performance review

For the 12 months ended May 31, 2008, Western Asset Global High Income Fund Inc. returned -1.84% based on its net asset value (“NAV”)ix and -6.91% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and the EMBI Global, returned 6.89%, -1.08% and 5.13%, respectively, over the same time frame. The Lipper Global Income Closed-End Funds Category Averagex returned 4.39% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.02 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of May 31, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of May 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$13.36 (NAV)	-1.84%
$12.12 (Market Price)	-6.91%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund’s moderate allocation to local currency emerging market debt enhanced performance as these positions outperformed their U.S. dollar-denominated emerging markets counterparts during the reporting period. The Fund’s overweight allocation to agency mortgages also contributed to performance. An overweight allocation to the high-yield Utilities sector aided performance as this was the best performing high-yield sector. A small allocation to TIPS enhanced returns as these securities performed well due to inflation fears triggered by sharply higher energy prices.

Q. What were the leading detractors from performance?

A. The Fund’s overweight exposure to the broad high-yield market through a combination of bonds and derivatives was the primary detractor from performance. The use of a credit default swap, which increased the Fund’s exposure to the broad high-yield market, detracted significantly from performance. The Fund’s credit quality positioning with an emphasis on

Western Asset Global High Income Fund Inc. 2008 Annual Report	3

Fund overview continued

issues rated CCC and our holdings in the Automobiles sector within the high-yield allocation were particularly challenged, as earnings results were extremely weak during the fiscal year and bank de-leveraging ensued at a rapid pace. Our tactically-driven duration and yield curvexi postures were also detractors from performance as interest rates declined during the reporting period. In addition, an underweight to U.S. Treasurys detracted from performance as they appreciated in response to an overall flight to their relative safety.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2008

4	Western Asset Global High Income Fund Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

vii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ix

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended May 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

xi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Global High Income Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — May 31, 2008

Corporate bonds & notes
46.3%
Mortgage-backed securities
31.2%
Sovereign bonds
10.2%
U.S. government & agency obligations
4.5%
U.S. treasury inflation protected securities
1.7%
Collateralized mortgage obligations
0.7%
Collateralized senior loans
0.2%
Preferred stocks
0.1%
Short-term investments
5.1%
0%
10%
20%
30%
40%
50%

6	Western Asset Global High Income Fund Inc. 2008 Annual Report

Schedule of investments

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 46.3%
CONSUMER DISCRETIONARY — 9.1%
	Auto Components — 0.8%
1,660,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)(c)	$ 1,518,900
1,500,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13(c)	960,000
2,565,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10(c)	2,414,306
	Total Auto Components	4,893,206
	Automobiles — 1.4%
	Ford Motor Co.:
	Debentures:
545,000	8.875% due 1/15/22(c)	429,188
275,000	8.900% due 1/15/32(c)	207,625
7,205,000	Notes, 7.450% due 7/16/31(c)	5,025,487
	General Motors Corp.:
570,000	Notes, 7.200% due 1/15/11(c)	480,225
	Senior Debentures:
300,000	8.250% due 7/15/23(c)	207,000
3,570,000	8.375% due 7/15/33(c)	2,463,300
	Total Automobiles	8,812,825
	Diversified Consumer Services — 0.2%
	Education Management LLC/Education Management Finance Corp.:
430,000	Senior Notes, 8.750% due 6/1/14(c)	416,025
595,000	Senior Subordinated Notes, 10.250% due 6/1/16(c)	569,713
	Service Corp. International, Senior Notes:
185,000	7.625% due 10/1/18(c)	189,625
210,000	7.500% due 4/1/27(c)	183,750
	Total Diversified Consumer Services	1,359,113
	Hotels, Restaurants & Leisure — 1.9%
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14(c)	567,844
675,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(d)	16,875
539,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)(c)	485,100
875,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12(c)	861,875
255,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13(c)	246,075
1,000,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)	875,000

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	7

Schedule of investments continued

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 1.9% continued
	MGM MIRAGE Inc.:
560,000	Notes, 6.750% due 9/1/12(c)	$ 524,300
	Senior Notes:
675,000	5.875% due 2/27/14(c)	580,500
30,000	6.625% due 7/15/15(c)	25,950
725,000	7.625% due 1/15/17(c)	641,625
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
675,000	7.125% due 8/15/14(c)	592,312
625,000	6.875% due 2/15/15(c)	531,250
876,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)(c)	952,650
95,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11(c)	97,375
830,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15(c)	726,250
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12(c)	1,115,500
150,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.936% due 2/1/14(a)(c)(e)	117,000
	Station Casinos Inc.:
	Senior Notes:
110,000	6.000% due 4/1/12(c)	92,950
760,000	7.750% due 8/15/16(c)	636,500
190,000	Senior Subordinated Notes, 6.875% due 3/1/16(c)	116,613
2,000,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)(c)	2,000,000
	Total Hotels, Restaurants & Leisure	11,803,544
	Household Durables — 0.8%
80,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16(c)	80,200
	K Hovnanian Enterprises Inc.:
1,735,000	11.500% due 5/1/13(a)(c)	1,813,075
240,000	6.500% due 1/15/14(c)	171,600
	Senior Notes:
540,000	7.500% due 5/15/16(c)	386,100
130,000	8.625% due 1/15/17(c)	101,400
2,180,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11(c)	2,223,600
445,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.838% due 9/1/12(c)	416,075
	Total Household Durables	5,192,050
	Media — 3.1%
	Affinion Group Inc.:
1,105,000	Senior Notes, 10.125% due 10/15/13(c)	1,135,387
380,000	Senior Subordinated Notes, 11.500% due 10/15/15(c)	388,075

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Media — 3.1% continued
3,257,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(c)	$ 2,784,735
849,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(c)	791,692
185,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)	128,575
285,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)	198,075
1,150,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(c)	1,236,250
575,000	CMP Susquehanna Corp., 9.875% due 5/15/14(c)	408,250
	CSC Holdings Inc.:
425,000	Senior Debentures, 8.125% due 8/15/09(c)	434,031
	Senior Notes:
550,000	8.125% due 7/15/09(c)	561,688
250,000	7.625% due 4/1/11(c)	251,250
575,000	6.750% due 4/15/12(c)	560,625
1,367,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13(c)	1,320,864
3,060,000	EchoStar DBS Corp., Senior Notes, 7.750% due 5/31/15(a)(c)	3,060,000
3,715,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	2,674,800
	R.H. Donnelley Corp., Senior Notes:
650,000	8.875% due 1/15/16(c)	448,500
100,000	8.875% due 10/15/17(a)(c)	67,500
1,100,000	Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12(c)	1,198,813
270,000	Sun Media Corp., 7.625% due 2/15/13(c)	263,250
1,570,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(a)(c)	1,436,550
	Total Media	19,348,910
	Multiline Retail — 0.6%
1,620,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(b)(c)	1,498,500
	Neiman Marcus Group Inc.:
1,400,000	7.125% due 6/1/28(c)	1,253,000
1,090,000	Senior Subordinated Notes, 10.375% due 10/15/15(c)	1,132,237
	Total Multiline Retail	3,883,737
	Specialty Retail — 0.3%
	AutoNation Inc., Senior Notes:
335,000	4.713% due 4/15/13(c)(e)	297,732
85,000	7.000% due 4/15/14(c)	80,856
1,070,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12(c)	896,125

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	9

Schedule of investments continued

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Specialty Retail — 0.3% continued
345,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15(c)	$ 357,075
460,000	Michaels Stores Inc., Senior Subordinated Bonds, 11.375% due 11/1/16(c)	397,900
	Total Specialty Retail	2,029,688
	TOTAL CONSUMER DISCRETIONARY	57,323,073
CONSUMER STAPLES — 0.9%
	Beverages — 0.4%
2,330,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14(c)	2,446,500
	Food & Staples Retailing — 0.1%
183,634	CVS Caremark Corp., Pass-Through Certificates, 5.298% due 1/11/27(a)(c)	165,558
	CVS Lease Pass-Through Trust:
103,991	5.880% due 1/10/28(a)(c)(f)	93,541
638,847	6.036% due 12/10/28(a)(c)	580,194
	Total Food & Staples Retailing	839,293
	Food Products — 0.2%
	Dole Food Co. Inc., Senior Notes:
610,000	7.250% due 6/15/10(c)	568,825
432,000	8.875% due 3/15/11(c)	399,600
	Total Food Products	968,425
	Household Products — 0.1%
490,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13(c)	490,000
	Tobacco — 0.1%
	Alliance One International Inc., Senior Notes:
110,000	8.500% due 5/15/12(c)	105,050
600,000	11.000% due 5/15/12(c)	621,000
	Total Tobacco	726,050
	TOTAL CONSUMER STAPLES	5,470,268
ENERGY — 7.6%
	Energy Equipment & Services — 0.2%
560,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16(c)	569,800
750,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14(a)(c)	778,125
270,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14(c)	276,075
	Total Energy Equipment & Services	1,624,000
	Oil, Gas & Consumable Fuels — 7.4%
1,395,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12(c)	1,429,875
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15(c)	1,299,375
270,000	6.625% due 1/15/16(c)	263,250

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 7.4% continued
1,645,000		7.250% due 12/15/18(c)	$ 1,640,887
160,000		Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15(c)	165,998
245,000		Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15(c)	249,287
466,361		Corral Finans AB, 7.716% due 4/15/10(a)(b)(c)(e)	412,729
		El Paso Corp., Medium-Term Notes:
2,050,000		7.375% due 12/15/12(c)	2,117,263
1,330,000		7.750% due 1/15/32(c)	1,344,097
125,000		7.875% due 6/15/12(c)	130,944
70,000		El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32(c)	77,986
980,000		Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66(c)	985,723
1,530,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11(c)	1,508,962
		Gazprom:
		Bonds:
159,710,000	RUB	6.790% due 10/29/09(c)	6,742,686
53,230,000	RUB	7.000% due 10/27/11(c)	2,247,281
		Loan Participation Notes:
890,000		6.212% due 11/22/16(a)	867,216
		Senior Notes:
1,179,000		6.510% due 3/7/22(a)	1,132,320
570,000		6.510% due 3/7/22(a)	538,707
61,340,000	RUB	Gazprom OAO, 6.950% due 8/6/09(c)	2,601,455
655,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14(c)	658,275
		LUKOIL International Finance BV:
830,000		6.356% due 6/7/17(a)(c)	796,800
946,000		6.656% due 6/7/22(a)(c)	877,415
390,000		Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13(c)	379,275
		OPTI Canada Inc., Senior Secured Notes:
690,000		7.875% due 12/15/14(c)	702,075
445,000		8.250% due 12/15/14(c)	460,575
		Pemex Project Funding Master Trust:
5,640,000		6.625% due 6/15/35(a)(c)	5,723,444
1,390,000		Senior Bonds, 6.625% due 6/15/35(c)	1,410,565
510,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13(c)	532,950
410,000		Petroplus Finance Ltd., Senior Note, 7.000% due 5/1/17(a)(c)	372,075
		Petrozuata Finance Inc.:
1,782,326		8.220% due 4/1/17(a)(c)	1,864,024
881,261		8.220% due 4/1/17(a)(c)	912,105

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	11

Schedule of investments continued

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 7.4% continued
1,245,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)	$ 1,220,100
660,000		Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11(c)	666,600
550,000		TNK-BP Finance SA, 6.625% due 3/20/17(a)(c)	501,215
550,000		VeraSun Energy Corp., 9.375% due 6/1/17(c)	385,000
355,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)(c)	344,350
630,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14(c)	628,425
		Williams Cos. Inc.:
1,060,000		Notes, 8.750% due 3/15/32(c)	1,240,200
1,000,000		Senior Notes, 7.625% due 7/15/19(c)	1,078,750
		Total Oil, Gas & Consumable Fuels	46,510,259
		TOTAL ENERGY	48,134,259
FINANCIALS — 6.9%
		Capital Markets — 0.7%
4,094,079		Credit Suisse, Credit-Linked Notes, (Turanlem Finance BV), 8.000% due 7/21/08(a)(c)(f)	4,097,692
		Commercial Banks — 2.9%
2,370,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)(c)	2,424,984
1,050,000		Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16(a)(c)(e)	1,021,599
		HSBK Europe BV:
1,700,000		7.250% due 5/3/17(a)(c)	1,521,500
730,000		7.250% due 5/3/17(a)(c)	644,371
		ICICI Bank Ltd., Subordinated Bonds:
1,840,000		6.375% due 4/30/22(a)(c)(e)	1,637,747
454,000		6.375% due 4/30/22(a)(c)(e)	399,124
104,829,000	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(a)(c)(f)	4,389,281
1,350,000		RSHB Capital, Notes, 7.125% due 1/14/14(a)(c)	1,365,120
		Russian Agricultural Bank, Loan Participation Notes:
1,232,000		7.175% due 5/16/13(a)(c)	1,253,560
1,529,000		6.299% due 5/15/17(a)(c)	1,437,260
		TuranAlem Finance BV, Bonds:
1,786,000		8.250% due 1/22/37(a)(c)	1,513,635
880,000		8.250% due 1/22/37(a)(c)	745,800
		Total Commercial Banks	18,353,981

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Consumer Finance — 1.5%
400,000	AmeriCredit Corp., 8.500% due 7/1/15(c)	$ 324,500
	Ford Motor Credit Co.:
	Notes:
50,000	7.875% due 6/15/10(c)	47,400
1,300,000	7.000% due 10/1/13(c)	1,094,392
	Senior Notes:
1,650,000	8.050% due 6/15/11(c)(e)	1,516,659
115,000	9.875% due 8/10/11(c)	108,887
210,000	5.460% due 1/13/12(c)(e)	177,589
380,000	12.000% due 5/15/15(c)	380,106
	General Motors Acceptance Corp.:
5,820,000	Bonds, 8.000% due 11/1/31(c)	4,468,532
2,040,000	Notes, 6.875% due 8/28/12(c)	1,644,617
	Total Consumer Finance	9,762,682
	Diversified Financial Services — 1.1%
350,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 12.180% due 10/1/12(c)	341,250
420,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15(a)	302,400
550,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)(c)	470,250
290,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(a)(c)	299,767
	Leucadia National Corp., Senior Notes:
540,000	8.125% due 9/15/15(c)	555,525
340,000	7.125% due 3/15/17(c)	328,100
290,000	Residential Capital LLC, Senior Notes, 8.000% due 2/22/11(c)	146,450
	TNK-BP Finance SA:
1,750,000	7.500% due 7/18/16(a)(c)	1,726,025
1,490,000	Senior Notes, 7.875% due 3/13/18(a)(c)	1,473,312
	Vanguard Health Holdings Co.:
890,000	I LLC, Senior Discount Notes, step bond to yield 9.952% due 10/1/15(c)	778,750
555,000	II LLC, Senior Subordinated Notes, 9.000% due 10/1/14(c)	573,038
	Total Diversified Financial Services	6,994,867
	Real Estate Investment Trusts (REITs) — 0.5%
30,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15(c)	28,125
2,275,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13(c)	2,263,625
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
175,000	6.500% due 6/1/16(c)	171,500
690,000	6.750% due 4/1/17(c)	686,550
	Total Real Estate Investment Trusts (REITs)	3,149,800

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	13

Schedule of investments continued

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Real Estate Management & Development — 0.2%
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(c)	$ 190,125
1,750,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15(c)	962,500
	Total Real Estate Management & Development	1,152,625
	TOTAL FINANCIALS	43,511,647
HEALTH CARE — 2.2%
	Health Care Equipment & Supplies — 0.1%
330,000	Advanced Medical Optics Inc., 7.500% due 5/1/17(c)	310,200
	Health Care Providers & Services — 2.1%
620,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15(c)	642,475
1,300,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15(c)	1,277,250
	HCA Inc.:
1,360,000	Notes, 6.375% due 1/15/15(c)	1,190,000
400,000	Senior Notes, 6.500% due 2/15/16(c)	349,500
	Senior Secured Notes:
540,000	9.250% due 11/15/16(c)	571,725
3,770,000	9.625% due 11/15/16(b)(c)	3,986,775
1,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14(c)	1,729,437
	Tenet Healthcare Corp., Senior Notes:
430,000	6.375% due 12/1/11(c)	409,575
125,000	7.375% due 2/1/13(c)	117,188
1,959,000	9.875% due 7/1/14(c)	1,968,795
	Universal Hospital Services Inc.:
160,000	8.288% due 6/1/15(c)(e)	152,400
135,000	8.500% due 6/1/15(b)(c)	137,025
1,137,000	US Oncology Holdings Inc., Senior Notes, 7.949% due 3/15/12(b)(c)(e)	932,340
	Total Health Care Providers & Services	13,464,485
	Pharmaceuticals — 0.0%
1,270,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(d)(g)	15,875
	TOTAL HEALTH CARE	13,790,560
INDUSTRIALS — 5.8%
	Aerospace & Defense — 0.7%
1,150,000	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16(c)	1,204,625
	Hawker Beechcraft Acquisition Co.:
1,210,000	Senior Notes, 8.875% due 4/1/15(b)(c)	1,240,250
905,000	Senior Subordinated Notes, 9.750% due 4/1/17(c)	932,150

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Aerospace & Defense — 0.7% continued
845,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12(c)	$ 862,956
	Total Aerospace & Defense	4,239,981
	Airlines — 0.5%
	Continental Airlines Inc.:
205,348	8.388% due 5/1/22(c)	190,974
	Pass-Through Certificates:
27,504	6.541% due 9/15/08(c)	27,504
383,691	8.312% due 4/2/11(c)	358,752
290,000	7.339% due 4/19/14(c)	237,800
2,290,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)(c)	2,347,250
	Total Airlines	3,162,280
	Building Products — 0.9%
	Associated Materials Inc.:
25,000	Senior Discount Notes, step bond to yield 7.090% due 3/1/14(c)	17,188
1,560,000	Senior Subordinated Notes, 9.750% due 4/15/12(c)	1,560,000
	GTL Trade Finance Inc.:
1,060,000	7.250% due 10/20/17(a)(c)	1,082,528
2,036,000	7.250% due 10/20/17(a)(c)	2,077,062
680,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14(c)	479,400
1,130,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.542% due 3/1/14(c)	566,412
	Total Building Products	5,782,590
	Commercial Services & Supplies — 1.2%
775,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11(c)	662,625
900,000	Allied Waste North America Inc., Senior Notes, 7.375% due 4/15/14(c)	913,500
1,618,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13(c)	1,650,360
1,100,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14(c)	1,155,000
745,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14(c)	655,600
2,510,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(a)(c)	2,284,100
	Total Commercial Services & Supplies	7,321,185
	Construction & Engineering — 1.2%
7,177,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)(c)	7,410,253
	Industrial Conglomerates — 0.1%
523,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13(c)	556,995
	Machinery — 0.0%
190,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14(c)	192,850

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	15

Schedule of investments continued

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Road & Rail — 0.7%
790,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12(c)	$ 829,500
	Hertz Corp.:
750,000	Senior Notes, 8.875% due 1/1/14(c)	750,000
1,860,000	Senior Subordinated Notes, 10.500% due 1/1/16(c)	1,864,650
160,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13(c)	157,800
	Kansas City Southern Railway, Senior Notes:
190,000	7.500% due 6/15/09(c)	193,800
820,000	8.000% due 6/1/15(c)	828,200
	Total Road & Rail	4,623,950
	Trading Companies & Distributors — 0.4%
595,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)(c)	532,525
1,370,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16(c)	1,198,750
1,415,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(c)	1,068,325
	Total Trading Companies & Distributors	2,799,600
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
380,000	10.426% due 5/15/15(a)(c)(e)	127,300
1,020,000	12.500% due 5/15/17(a)(c)	367,200
	Total Transportation Infrastructure	494,500
	TOTAL INDUSTRIALS	36,584,184
INFORMATION TECHNOLOGY — 1.0%
	Electronic Equipment & Instruments — 0.2%
	NXP BV/NXP Funding LLC:
695,000	Senior Notes, 9.500% due 10/15/15(c)	657,644
530,000	Senior Secured Notes, 7.875% due 10/15/14(c)	516,750
	Total Electronic Equipment & Instruments	1,174,394
	IT Services — 0.6%
520,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)(c)	486,200
1,240,000	First Data Corp., 9.875% due 9/24/15(a)(c)	1,123,750
	SunGard Data Systems Inc.:
325,000	Senior Notes, 9.125% due 8/15/13(c)	336,375
1,775,000	Senior Subordinated Notes, 10.250% due 8/15/15(c)	1,854,875
	Total IT Services	3,801,200
	Semiconductors & Semiconductor Equipment — 0.0%
80,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14(c)	71,200

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Software — 0.2%
1,355,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16(c)	$ 1,039,962
	TOTAL INFORMATION TECHNOLOGY	6,086,756
MATERIALS — 4.9%
	Chemicals — 0.6%
	Georgia Gulf Corp., Senior Notes:
930,000	9.500% due 10/15/14(c)	771,900
1,300,000	10.750% due 10/15/16(c)	851,500
415,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14(c)	446,125
495,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(c)	533,363
1,190,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)(c)	779,450
220,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16(c)	190,300
	Total Chemicals	3,572,638
	Containers & Packaging — 0.3%
705,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14(c)	659,175
805,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13(c)	815,063
390,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)(c)	368,550
575,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10(d)(f)(g)	0
	Total Containers & Packaging	1,842,788
	Metals & Mining — 2.8%
1,050,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13(a)(c)	1,071,280
2,030,000	Evraz Group SA, Notes, 8.875% due 4/24/13(a)(c)	2,080,750
4,210,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17(c)	4,532,865
2,100,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15(c)	2,205,000
575,000	Noranda Aluminum Holding Corp., Senior Notes, 8.578% due 11/15/14(a)(b)(c)(e)	506,000
850,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15(c)	803,250
1,530,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)(c)	1,491,750
250,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12(a)(c)	253,125
500,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15(c)	480,000
	Vale Overseas Ltd., Notes:
1,448,000	8.250% due 1/17/34(c)	1,660,317
2,934,000	6.875% due 11/21/36(c)	2,922,499
	Total Metals & Mining	18,006,836
	Paper & Forest Products — 1.2%
2,110,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(c)	2,249,787

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	17

Schedule of investments continued

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Paper & Forest Products — 1.2% continued
	Appleton Papers Inc.:
375,000	Senior Notes, 8.125% due 6/15/11(c)	$ 363,750
715,000	Senior Subordinated Notes, 9.750% due 6/15/14(c)	686,400
	NewPage Corp.:
1,120,000	10.000% due 5/1/12(a)(c)	1,198,400
975,000	Senior Secured Notes, 9.123% due 5/1/12(c)(e)	1,023,750
2,130,000	Verso Paper Holdings LLC, 11.375% due 8/1/16(c)	2,167,275
	Total Paper & Forest Products	7,689,362
	TOTAL MATERIALS	31,111,624
TELECOMMUNICATION SERVICES — 3.9%
	Diversified Telecommunication Services — 2.4%
1,996,000	Axtel SAB de CV, 7.625% due 2/1/17(a)(c)	2,040,910
120,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28(c)	99,600
635,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27(c)	574,675
	Hawaiian Telcom Communications Inc.:
340,000	Senior Notes, 9.750% due 5/1/13(c)	134,300
535,000	Senior Subordinated Notes, 12.500% due 5/1/15(c)	137,763
	Intelsat Bermuda Ltd.:
755,000	9.250% due 6/15/16(c)	766,325
1,505,000	Senior Notes, 11.250% due 6/15/16(c)	1,542,625
25,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15(c)	24,219
	Level 3 Financing Inc.:
70,000	6.704% due 2/15/15(c)(e)	59,150
1,105,000	Senior Notes, 9.250% due 11/1/14(c)	1,038,700
670,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)(c)	663,300
1,520,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14(c)	1,497,200
85,000	Qwest Corp., Notes, 6.050% due 6/15/13(c)(e)	82,875
1,255,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)(c)	985,175
1,708,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)(c)	1,708,000
1,030,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	1,050,373
1,200,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16(c)	1,182,000
155,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)(c)	166,625
1,225,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16(c)	1,272,469
	Total Diversified Telecommunication Services	15,026,284

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Wireless Telecommunication Services — 1.5%
630,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)(c)	$ 557,550
1,090,000	America Movil SAB de CV, 5.625% due 11/15/17(c)	1,067,249
260,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14(c)	251,225
1,105,000	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15(c)	890,112
170,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12(c)	176,800
	Rural Cellular Corp.:
260,000	Senior Notes, 9.875% due 2/1/10(c)	267,800
440,000	Senior Subordinated Notes, 6.076% due 6/1/13(c)(e)	446,600
6,510,000	True Move Co., Ltd., 10.750% due 12/16/13(a)(c)	5,826,450
	Total Wireless Telecommunication Services	9,483,786
	TOTAL TELECOMMUNICATION SERVICES	24,510,070
UTILITIES — 4.0%
	Electric Utilities — 0.5%
2,050,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)(c)	2,198,625
581,000	Enersis SA, Notes, 7.375% due 1/15/14(c)	615,658
550,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10(c)	606,375
	Total Electric Utilities	3,420,658
	Gas Utilities — 0.2%
1,480,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13(c)	1,435,600
	Independent Power Producers & Energy Traders — 3.3%
420,000	AES China Generating Co., Ltd., 8.250% due 6/26/10(c)	395,396
	AES Corp., Senior Notes:
525,000	9.375% due 9/15/10(c)	559,125
670,000	8.875% due 2/15/11(c)	705,175
1,940,000	7.750% due 3/1/14(c)	1,949,700
1,500,000	7.750% due 10/15/15(c)	1,503,750
1,150,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19(c)	1,095,375
	Edison Mission Energy, Senior Notes:
690,000	7.750% due 6/15/16(c)	710,700
550,000	7.200% due 5/15/19(c)	539,000
765,000	7.625% due 5/15/27(c)	724,838
8,080,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)(c)	8,322,400
845,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13(c)	855,562

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	19

Schedule of investments continued

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 3.3% continued
	NRG Energy Inc., Senior Notes:
450,000	7.250% due 2/1/14(c)	$ 442,125
2,850,000	7.375% due 2/1/16(c)	2,785,875
	Total Independent Power Producers & Energy Traders	20,589,021
	TOTAL UTILITIES	25,445,279
	TOTAL CORPORATE BONDS & NOTES (Cost — $304,846,075)	291,967,720
ASSET-BACKED SECURITIES — 0.0%
	Home Equity — 0.0%
110,125	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(a)(g)	55
	Sail Net Interest Margin Notes:
42,974	7.000% due 7/27/33(a)(g)	43
14,101	7.000% due 7/27/33(a)(g)	7
	TOTAL ASSET-BACKED SECURITIES (Cost — $166,854)	105
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
	Federal National Mortgage Association (FNMA) STRIPS, IO:
7,719,990	5.500% due 1/1/33(g)	1,978,687
9,553,546	5.500% due 6/1/33(g)	2,449,925
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,921,009)	4,428,612
COLLATERALIZED SENIOR LOANS — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
	Ashmore Energy International:
131,105	Synthetic Revolving Credit Facility, 8.250% due 3/30/14(e)	118,158
966,830	Term Loan, 5.696% due 3/30/14(e)	871,356
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,095,542)	989,514
MORTGAGE-BACKED SECURITIES — 31.2%
	FHLMC — 15.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
2,025,677	5.914% due 10/1/36(c)(e)	2,075,059
4,093,809	5.733% due 3/1/37(c)(e)	4,194,790
3,540,474	5.888% due 5/1/37(c)(e)	3,624,233
188,789	6.116% due 9/1/37(c)(e)	192,957
4,029,014	5.828% due 11/1/37(c)(e)	4,122,045
3,965,619	5.619% due 12/1/37(c)(e)	4,051,290
	Gold:
36,754,387	5.500% due 12/1/37(c)	36,549,247
40,000,000	5.000% due 6/12/38(h)	38,643,760
1,600,000	5.500% due 7/14/38(h)	1,584,750
	TOTAL FHLMC	95,038,131

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		FNMA — 13.3%
		Federal National Mortgage Association (FNMA):
500,000		6.000% due 6/17/23(h)	$ 513,203
909,554		6.500% due 7/1/36(c)	939,057
10,580,747		6.000% due 10/1/37(c)	10,746,468
41,170,000		5.000% due 6/12/38(h)	39,774,090
2,700,000		5.500% due 6/12/38(h)	2,681,016
16,130,000		5.000% due 7/14/38(h)	15,547,804
9,750,000		5.500% due 7/14/38(h)	9,711,916
4,100,000		6.500% due 7/14/38(h)	4,215,952
		TOTAL FNMA	84,129,506
		GNMA — 2.8%
4,600,000		Government National Mortgage Association (GNMA) I, 6.500% due 6/21/38(h)	4,740,157
12,800,000		Government National Mortgage Association (GNMA) II, 6.500% due 6/21/38(h)	13,188,032
		TOTAL GNMA	17,928,189
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $198,505,982)	197,095,826
SOVEREIGN BONDS — 10.2%
		Argentina — 0.6%
		Republic of Argentina:
1,074,000	EUR	9.000% due 6/20/03(d)	501,247
1,100,000	EUR	10.250% due 1/26/07(d)	539,050
1,729,117	EUR	8.000% due 2/26/08(d)	828,517
1,550,000	DEM	11.750% due 11/13/26(d)	360,622
1,465,776	ARS	Bonds, 2.000% due 1/3/10(c)(e)	1,039,140
522,000	EUR	Medium-Term Notes, 10.000% due 2/22/07(d)	255,804
		Total Argentina	3,524,380
		Brazil — 2.9%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	9.762% due 1/1/10	579
32,108,000	BRL	9.762% due 7/1/10(c)	18,320,005
		Total Brazil	18,320,584
		Colombia — 0.7%
		Republic of Colombia:
544,000		11.750% due 2/25/20(c)	826,200
2,852,000		7.375% due 9/18/37(c)	3,247,715
		Total Colombia	4,073,915

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	21

Schedule of investments continued

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Ecuador — 0.4%
2,765,000		Republic of Ecuador, 10.000% due 8/15/30(a)(c)	$2,806,475
		Indonesia — 0.9%
		Republic of Indonesia:
15,399,000,000	IDR	10.250% due 7/15/22(c)	1,372,364
28,956,000,000	IDR	11.000% due 9/15/25(c)	2,697,021
525,000		8.500% due 10/12/35(a)(c)	565,688
11,646,000,000	IDR	9.750% due 5/15/37(c)	938,081
		Total Indonesia	5,573,154
		Mexico — 0.4%
		United Mexican States:
300,000		11.375% due 9/15/16(c)	425,250
		Medium-Term Notes:
4,000		5.625% due 1/15/17	4,122
2,112,000		6.750% due 9/27/34(c)	2,310,000
		Total Mexico	2,739,372
		Panama — 1.1%
		Republic of Panama:
1,275,000		9.375% due 4/1/29(c)	1,726,669
4,820,000		6.700% due 1/26/36(c)	5,073,050
		Total Panama	6,799,719
		Peru — 0.4%
		Republic of Peru:
278,000		8.750% due 11/21/33(c)	368,350
1,774,000		Bonds, 6.550% due 3/14/37(c)	1,867,135
50,000		Global Bonds, 7.350% due 7/21/25	57,375
		Total Peru	2,292,860
		Russia — 0.6%
2,196,000		Russian Federation, 12.750% due 6/24/28(a)(c)	3,944,565
		Turkey — 0.2%
1,896,000	TRY	Republic of Turkey, 14.000% due 1/19/11(c)	1,381,935
		Uruguay — 0.2%
1,259,935		Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36(c)	1,335,531
		Venezuela — 1.8%
		Bolivarian Republic of Venezuela:
365,000		8.500% due 10/8/14(c)	344,925
10,497,000		5.750% due 2/26/16(c)	8,292,630
475,000		7.650% due 4/21/25(c)	375,250

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Venezuela — 1.8% continued
	Collective Action Securities:
1,608,000	9.375% due 1/13/34(c)	$1,423,080
875,000	Notes, 10.750% due 9/19/13(c)	914,375
	Total Venezuela	11,350,260
	TOTAL SOVEREIGN BONDS (Cost — $62,358,939)	64,142,750
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.5%
	U.S. Government Agencies — 4.5%
	Federal Home Loan Bank (FHLB):
6,000,000	2.450% due 9/11/08(c)	6,001,182
21,000,000	2.528% due 1/8/09(c)(e)	20,999,937
410,000	Federal Home Loan Mortgage Corp. (FHLMC), Notes, 5.125% due 4/18/11(c)	427,520
1,000,000	Federal National Mortgage Association (FNMA), 5.625% due 11/15/21(c)	1,011,845
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $28,233,398)	28,440,484
U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.7%
	U.S. Treasury Bonds, Inflation Indexed:
3,129,792	2.000% due 1/15/26(c)	3,078,689
973,848	2.375% due 1/15/27(c)	1,013,258
2,414,935	1.750% due 1/15/28(c)	2,276,079
	U.S. Treasury Notes, Inflation Indexed:
752,871	2.000% due 1/15/16(c)	786,457
1,735,989	2.375% due 1/15/17(c)	1,864,697
1,750,949	2.625% due 7/15/17(c)	1,919,480
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $10,554,570)	10,938,660
SHARES
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
2,085,181	Home Interiors & Gifts Inc.(f)(g)* (Cost — $853,389)	2
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
32,400	Ford Motor Co., 8.000%	487,895

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	23

Schedule of investments continued

May 31, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SHARES		SECURITY	VALUE
FINANCIALS — 0.0%
		Capital Markets — 0.0%
140		Lehman Brothers Holdings Inc., 7.250%	$151,900
		Diversified Financial Services — 0.0%
2,600		Preferred Plus, Trust Series FRD-1, 7.400%	37,882
9,700		Saturns, Series F 2003-5, 8.125%	160,050
		Total Diversified Financial Services	197,932
		TOTAL FINANCIALS	349,832
		TOTAL PREFERRED STOCKS (Cost — $878,392)	837,727
WARRANTS
WARRANT — 0.0%
2,675		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $82,925)	95,631
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $612,497,075)	598,937,031
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 5.1%
		Sovereign Bonds — 2.5%
440,000	MYR	Bank Negara Malaysia Islamic Notes, zero coupon bond to yield 3.214% due 9/25/08	134,309
		Bank Negara Malaysia Monetary Notes:
5,119,000	MYR	Zero coupon bond to yield 3.177% due 7/17/08	1,573,633
180,000	MYR	Zero coupon bond to yield 3.190% due 8/7/08	55,217
		Egypt Treasury Bills:
56,850,000	EGP	Zero coupon bond to yield 7.570% due 10/28/08(c)	10,309,544
20,625,000	EGP	Zero coupon bond to yield 6.800% due 11/11/08(c)	3,728,699
		TOTAL SOVEREIGN BONDS (Cost — $15,458,379)	15,801,402
		U.S. Government Agencies — 2.6%
14,700,000		Federal Home Loan Bank (FHLB), Discount Notes 1.900% — 1.901%, due 6/2/08(c)(i)	14,699,224
1,647,000		Federal National Mortgage Association (FNMA), Discount Notes 1.384% — 1.957%, due 12/15/08(c)(i)(j)	1,626,869
		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $16,329,862)	16,326,093
		TOTAL SHORT-TERM INVESTMENTS (Cost — $31,788,241)	32,127,495
		TOTAL INVESTMENTS — 100% (Cost — $644,285,316#)	$631,064,526

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)

All or a portion of this security is segregated for a revolving credit facility, open futures contracts, swap contracts, foreign currency contracts and securities traded on a to-be-announced (“TBA”) basis.

(d)	Security is currently in default.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2008.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Illiquid security.
(h)	This security is traded on a TBA basis (See Note 1).
(i)	Rate shown represents yield-to-maturity.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $645,533,571.

Abbreviations used in this schedule:
ARS	– Argentine Peso
BRL	– Brazilian Real
DEM	– German Mark
EGP	– Egyptian Pound
EUR	– Euro
IDR	– Indonesian Rupiah
IO	– Interest Only
MYR	– Malaysian Ringgit
OJSC	– Open Joint Stock Company
RUB	– Russian Ruble
STRIPS	– Separate Trading of Registered Interest and Principal Securities
TRY	– Turkish Lira

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	25

Statement of assets and liabilities

May 31, 2008

ASSETS:
Investments, at value (Cost — $644,285,316)	$631,064,526
Foreign currency, at value (Cost — $938,929)	950,503
Cash	507,003
Receivable for securities sold	67,234,912
Deposits with brokers for open swap contracts	9,700,000
Interest receivable	8,828,378
Interest receivable for open swap contracts	1,305,620
Prepaid expenses	25,284
Total Assets	719,616,226
LIABILITIES:
Payable for securities purchased	199,858,455
Loan payable (Note 4)	100,000,000
Swap contracts, at value (premium paid $1,670,625)	9,364,187
Investment management fee payable	463,794
Interest payable	215,679
Interest payable for open swap contracts	203,494
Payable to broker—variation margin on open futures contracts	176,327
Payable for open forward currency contracts	75,805
Directors’ fees payable	11,653
Accrued expenses	261,955
Total Liabilities	310,631,349
TOTAL NET ASSETS	$408,984,877
NET ASSETS:
Par value ($0.001 par value; 30,608,381 shares issued and outstanding; 100,000,000 shares authorized)	$ 30,608
Paid-in capital in excess of par value	436,420,710
Undistributed net investment income	2,624,568
Accumulated net realized loss on investments, futures contracts, options written, swap contracts and foreign currency transactions	(6,643,303)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(23,447,706)
TOTAL NET ASSETS	$408,984,877
Shares Outstanding	30,608,381
Net Asset Value	$13.36

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2008 Annual Report

Statement of operations

For the Year Ended May 31, 2008

INVESTMENT INCOME:
Interest	$38,839,658
Dividends	97,775
Less: Foreign taxes withheld	(29,482)
Total Investment Income	38,907,951
EXPENSES:
Investment management fee (Note 2)	5,905,274
Interest expense (Note 4)	4,948,010
Commitment fees (Note 4)	210,171
Shareholder reports	181,451
Custody fees	127,742
Directors’ fees	95,894
Legal fees	87,964
Audit and tax	80,667
Stock exchange listing fees	19,172
Transfer agent fees	17,520
Insurance	6,742
Miscellaneous expenses	14,446
Total Expenses	11,695,053
NET INVESTMENT INCOME	27,212,898
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	7,980,230
Futures contracts	(9,245,852)
Options written	567,340
Swap contracts	2,695,012
Foreign currency transactions	28,886
Net Realized Gain	2,025,616
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(27,882,986)
Futures contracts	785,544
Swap contracts	(11,034,812)
Foreign currencies	(23,559)
Change in Net Unrealized Appreciation/Depreciation	(38,155,813)
Net Loss on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	(36,130,197)
DECREASE IN NET ASSETS FROM OPERATIONS	$(8,917,299)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	27

Statements of changes in net assets

FOR THE YEARS ENDED MAY 31,	2008	2007
OPERATIONS:
Net investment income	$ 27,212,898	$ 25,494,503
Net realized gain (loss)	2,025,616	(895,017)
Change in net unrealized appreciation/depreciation	(38,155,813)	25,360,322
Increase from payment by affiliate	—	5,862
Increase (Decrease) in Net Assets from Operations	(8,917,299)	49,965,670
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(31,220,548)	(24,262,360)
Net realized gains	—	(7,858,440)
Decrease in Net Assets From Distributions to Shareholders	(31,220,548)	(32,120,800)
FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares issued in reinvestment of distributions (66,306 shares issued)	—	952,900
Increase in Net Assets From Fund Share Transactions	—	952,900
INCREASE (DECREASE) IN NET ASSETS	(40,137,847)	18,797,770
NET ASSETS:
Beginning of year	449,122,724	430,324,954
End of year*	$408,984,877	$449,122,724
* Includes undistributed net investment income of:	$2,624,568	$2,164,290

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2008 Annual Report

Statement of cash flows

For the Year Ended May 31, 2008

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$34,528,203
Operating expenses paid	(6,685,799)
Net purchases of short-term investments	151,957,108
Realized gain on foreign currency transactions	28,886
Realized gain on options	567,340
Realized loss on futures contracts	(9,245,852)
Realized gain on swap contracts	2,695,012
Net change in unrealized appreciation on futures contracts	785,544
Net change in unrealized depreciation on foreign currencies	(23,559)
Purchases of long-term investments	(3,173,898,769)
Proceeds from disposition of long-term investments	3,047,912,647
Premium for written swaps	(1,670,625)
Change in payable to broker—variation margin	67,408
Change in payable for open forward currency contracts	88,591
Deposits with brokers for open swap contracts	(9,700,000)
Interest paid	(4,957,852)
Net Cash Provided By Operating Activities	32,448,283
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(31,220,548)
Net Cash Flows Used By Financing Activities	(31,220,548)
NET INCREASE IN CASH	1,227,735
Cash, Beginning of year	229,771
Cash, End of year	$1,457,506
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$(8,917,299)
Accretion of discount on investments	(2,844,465)
Amortization of premium on investments	1,150,475
Decrease in investments, at value	134,954,404
Decrease in payable for securities purchased	(114,682,121)
Increase in interest receivable	(2,685,758)
Decrease in premium for written swaps	(1,670,625)
Decrease in receivable for securities sold	36,636,271
Increase in payable for open forward currency contracts	88,591
Increase in payable to broker—variation margin	67,408
Increase in deposits with brokers for open swap contracts	(9,700,000)
Increase in prepaid expenses	(7,890)
Decrease in interest payable	(9,842)
Increase in accrued expenses	69,134
Total Adjustments	41,365,582
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$32,448,283

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Annual Report	29

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31,

UNLESS OTHERWISE NOTED:

	2008	2007	2006	2005[1]	2004[1,2]
NET ASSET VALUE, BEGINNING OF YEAR	$14.67	$14.09	$14.76	$14.50	$14.30 [3]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.89	0.83	0.95	1.02	1.00
Net realized and unrealized gain (loss)	(1.18)	0.80	0.00 [4]	0.51	0.23
Total income (loss) from operations	(0.29)	1.63	0.95	1.53	1.23
LESS DISTRIBUTIONS FROM:
Net investment income	(1.02)	(0.79)	(0.97)	(1.06)	(0.97)
Net realized gains	—	(0.26)	(0.65)	(0.17)	(0.06)
Return of capital	—	—	—	(0.04)	—
Total distributions	(1.02)	(1.05)	(1.62)	(1.27)	(1.03)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	0.00 [4]	—	—	0.00 [4]
NET ASSET VALUE, END OF YEAR	$13.36	$14.67	$14.09	$14.76	$14.50
MARKET PRICE, END OF YEAR	$12.12	$14.17	$12.42	$12.96	$13.76
Total return, based on NAV[5,6]	(1.84)%	11.96%[7]	6.57%	10.92%	8.44%
Total return, based on Market Price[6]	(6.91)%	23.25%	8.46%	3.15%	(1.63)%
NET ASSETS, END OF YEAR (000s)	$408,985	$449,123	$430,325	$450,716	$442,892
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.80%	2.86%	2.63%	2.14%	1.79%[8]
Gross expenses, excluding interest expense	1.61	1.58	1.58	1.55	1.45 [8]
Net expenses	2.80 [9]	2.86 [9]	2.62 [9]	2.14	1.79 [8]
Net expenses, excluding interest expense	1.61 [9]	1.58 [9]	1.58 [9]	1.55	1.45 [8]
Net investment income	6.50	5.77	6.43	6.85	7.93 [8]
PORTFOLIO TURNOVER RATE[10]	63%	201%	111%	88%	100%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	508,985	$549,123	$530,325	$550,716	$542,892
Asset Coverage for Loan Outstanding	509%	549%	530%	551%	543%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$108,367
Weighted Average Interest Rate on Loans	4.87%	5.67%	4.71%	2.70%	1.65%[8]
1	Per share amounts have been calculated using the average shares method.
2	For the period July 28, 2003 (inception date) to May 31, 2004.
3	Initial public offering price of $15.00 per share less offering costs and sales load totaling $0.70 per share.
4	Amount represents less than $0.01 per share.
5

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
7	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
8	Annualized.
9	Reflects fee waivers and/or expense reimbursements.
10

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 483%, 533%, 527%, 437%, and 285% for the years ended May 31, 2008, 2007, 2006, 2005, and the period ended May 31, 2004, respectively.

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments,

Western Asset Global High Income Fund Inc. 2008 Annual Report	31

Notes to financial statements continued

known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

32	Western Asset Global High Income Fund Inc. 2008 Annual Report

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Western Asset Global High Income Fund Inc. 2008 Annual Report	33

Notes to financial statements continued

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

34	Western Asset Global High Income Fund Inc. 2008 Annual Report

foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(m) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Western Asset Global High Income Fund Inc. 2008 Annual Report	35

Notes to financial statements continued

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(n) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$4,467,928	$(4,467,928)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swaps.

36	Western Asset Global High Income Fund Inc. 2008 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on assets managed by Western Asset Limited.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$157,407,025	$2,699,479,847
Sales	126,176,928	2,682,441,002

At May 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 11,984,411
Gross unrealized depreciation	(26,453,456)
Net unrealized depreciation	$(14,469,045)

Western Asset Global High Income Fund Inc. 2008 Annual Report	37

Notes to financial statements continued

At May 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to buy:
Japanese Yen	48	6/08	$ 5,833,440	$ 5,694,600	$(138,840)
Contracts to sell:
Australian Dollar	16	6/08	$ 1,461,280	$ 1,527,200	$ (65,920)
Eurodollar	32	6/08	6,114,771	6,218,400	(103,629)
U.S. Treasury Bond	48	9/08	5,522,783	5,448,000	74,783
U.S. Treasury 2 Year Note	45	9/08	9,496,822	9,478,125	18,697
U.S. Treasury 5 Year Note	310	9/08	34,399,036	34,080,625	318,411
U.S. Treasury 10 Year Note	428	9/08	48,799,126	48,109,874	689,252
					931,594
Net unrealized gain on open futures contracts					$ 792,754

At May 31, 2008, the Fund had the following open forward foreign currency contracts:

	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to buy:
Indian Rupee	12,521,500	$294,498	6/16/08	$(14,598)
Indian Rupee	37,516,950	882,377	6/16/08	(46,031)
Indian Rupee	12,545,100	295,053	6/16/08	(14,893)
				(75,522)
Contracts to sell:
British Pound	1,683,000	$3,313,437	8/5/08	$ (283)
Net unrealized loss on open forward foreign currency contracts				$(75,805)

During the year ended May 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written, outstanding May 31, 2007	—	—
Options written	82,400,000	$ 567,340
Options closed	—	—
Options expired	(82,400,000)	(567,340)
Options written, outstanding May 31, 2008	—	—

At May 31, 2008, the Fund held TBA securities with a cost of $132,274,972.

38	Western Asset Global High Income Fund Inc. 2008 Annual Report

At May 31, 2008, the Fund held the following interest rate swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Notional Amount:	$9,300,000
Payments Received by Fund:	Fixed Rate, 4.280%
Payments Made by Fund:	Floating Rate (6-Month EURIBOR)
Termination Date:	4/11/10
Unrealized Depreciation:	$(178,051)
Swap Counterparty:	Barclays Capital Inc.
Notional Amount:	$1,900,000
Payments Received by Fund:	Floating Rate (6-Month EURIBOR)
Payments Made by Fund:	Fixed Rate, 4.466%
Termination Date:	4/11/18
Unrealized Appreciation:	$81,460
Swap Counterparty:	Barclays Capital Inc.
Notional Amount:	$7,100,000
Payments Received by Fund:	Fixed Rate, 4.254%
Payments Made by Fund:	Floating Rate (6-Month EURIBOR)
Termination Date:	4/14/10
Unrealized Depreciation:	$(141,008)
Swap Counterparty:	Barclays Capital Inc.
Notional Amount:	$1,500,000
Payments Received by Fund:	Floating Rate (6-Month EURIBOR)
Payments Made by Fund:	Fixed Rate, 4.440%
Termination Date:	4/14/18
Unrealized Appreciation:	$69,130
Swap Counterparty:	Barclays Capital Inc.
Notional Amount:	$1,300,000
Payments Received by Fund:	Fixed Rate, 4.441%
Payments Made by Fund:	Floating Rate (6-Month EURIBOR)
Termination Date:	5/12/10
Unrealized Depreciation:	$(20,213)
Swap Counterparty:	Credit Suisse First Boston Inc.
Notional Amount:	$12,800,000
Payments Received by Fund:	Fixed Rate, 4.790%
Payments Made by Fund:	Floating Rate (3–Month LIBOR)
Termination Date:	6/2/12
Unrealized Appreciation:	$25,863

Western Asset Global High Income Fund Inc. 2008 Annual Report	39

Notes to financial statements continued

Swap Counterparty:	Credit Suisse First Boston Inc.
Notional Amount:	$3,100,000
Payments Received by Fund:	Floating Rate (3-Month LIBOR)
Payments Made by Fund:	Fixed Rate, 5.223%
Termination Date:	6/2/20
Unrealized Depreciation:	$(14,787)

At May 31, 2008, the Fund held the following credit default swap contract:

Swap Counterparty:	Barclays Capital Inc.
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	$148,500,000
Payments Received by Fund:	Fixed rate, 3.750%
Payments Made by Fund:	Payment only if credit event occurs
Termination Date:	12/20/12
Unrealized Depreciation:	$(10,857,206)

At May 31, 2008, the Fund had a total unrealized depreciation of $11,034,812 from swap contracts.

4. Loan

At May 31, 2008, the Fund had a $150,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006 and amended as of December 19, 2007, (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. Also as of May 31, 2008, the Fund had a $100,000,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the year ended May 31, 2008, the Fund paid $210,171 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2008, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 4.87%. Total interest expense incurred on the loan for the year ended May 31, 2008 was $4,948,010.

5. Distributions subsequent to May 31, 2008

On May 27, 2008, the Board of Directors declared three dividends, each in the amount of $0.085 per share, payable on June 27, 2008, July 25, 2008 and August 29, 2008 to shareholders of record on June 20, 2008, July 18, 2008 and August 22, 2008, respectively.

40	Western Asset Global High Income Fund Inc. 2008 Annual Report

6. Capital shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since inception of the repurchase plan, the Fund has not repurchased any shares.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$31,220,548	$25,968,362
Net long-term capital gains	—	6,152,438
Total taxable distributions	$31,220,548	$32,120,800

As of May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,827,016
Capital loss carryforward*	(3,634,848)
Other book/tax temporary differences(a)	(1,962,648)
Unrealized appreciation/(depreciation)(b)	(24,695,961)
Total accumulated earnings / (losses) — net	$(27,466,441)

*	As of May 31, 2008, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2015	$(2,706,694)
5/31/2016	(928,154)
$(3,634,848)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Global High Income Fund Inc. 2008 Annual Report	41

Notes to financial statements continued

8. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standard Boards (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its August 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

42	Western Asset Global High Income Fund Inc. 2008 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Income Fund Inc. as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 2005 and the period from July 28, 2003 (commencement of operations) to May 31, 2004 were audited by other independent registered public accountants whose report thereon dated July 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 25, 2008

Western Asset Global High Income Fund Inc. 2008 Annual Report	43

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:

CAROL L. COLMAN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board memberships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	Formerly, Associate General Counsel, Pfizer Inc.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board memberships held by Director	None

44	Western Asset Global High Income Fund Inc.

PAOLO M. CUCCHI Drew University, 108 Brothers College, Madison, NJ 07940

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Vice President and Dean of College of Liberal Arts at Drew University

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board memberships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

WILLIAM R. HUTCHINSON 535 N. Michigan Avenue, Suite 1012, Chicago, IL 60611

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board memberships held by Director	Director of Associated Banc-Corp.

Western Asset Global High Income Fund Inc.	45

Additional information (unaudited) continued

Information about Directors and Officers

RIORDAN ROETT The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board memberships held by Director	None

JESWALD W. SALACUSE c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Advisors

46	Western Asset Global High Income Fund Inc.

INTERESTED DIRECTORS

R. JAY GERKEN, CFA[2] Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	138

Other board memberships held by Director	None

OFFICERS:

KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; Formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Western Asset Global High Income Fund Inc.	47

Additional information (unaudited) continued

Information about Directors and Officers

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly Managing Director of Compliance at CAM or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

48	Western Asset Global High Income Fund Inc.

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2008, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	49

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

50	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Global High Income Fund Inc.	51

Dividend reinvestment plan (unaudited) continued

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

52	Western Asset Global High Income Fund Inc.

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Western Asset Global High Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners
Daniel P. Cronin	Fund Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadvisers
R. Jay Gerken, CFA	Western Asset
Chairman	Management Company
William R. Hutchinson
Riordan Roett	Western Asset Management
Jeswald W. Salacuse	Company Limited

Officers	Custodian
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief	225 Franklin Street
Executive Officer	Boston, Massachusetts 02110

Kaprel Ozsolak	Transfer agent
Chief Financial Officer	American Stock Transfer &
and Treasurer	Trust Company
59 Maiden Lane
Ted P. Becker	New York, NY 10038
Chief Compliance Officer
Independent registered public
Robert I. Frenkel	accounting firm
Secretary and Chief	KPMG LLP
Legal Officer	345 Park Avenue
New York, New York 10154
Thomas C. Mandia
Assistant Secretary	Legal counsel
Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017-3909

Albert Laskaj	New York Stock Exchange Symbol
Controller	EHI

Western Asset Global High
Income Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Global High Income Fund Inc.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane,
New York, New York 10038

WASX010005 7/08 SR08-609

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

William R. Hutchinson. The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2007 and May 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,500 in 2007 and $56,500 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,000 in 2007 and $13,500 in 2008. These services consisted of procedures performed in connection with the agreed upon procedures performed in connection with the fund’s Revolving credit and Security agreement dated December 21, 2006 as of December 31, 2006 and May 31, 2007 for the Western Asset Global High Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2007 and $0 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  Proxy Voting – LMPFA & Western

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to

August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1981.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31 , 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech‡	115 registered investment companies with $126.3 billion in total assets under management	266 Other pooled investment vehicles with $224.7 billion in assets under management	1025 Other accounts with $285 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $126.3 billion in total assets under management	266 Other pooled investment vehicles with $224.7 billion in assets under management	1025 Other accounts with $285 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.2 billion in total assets under management	7 Other pooled investment vehicles with $1.4 billion in assets under management	0 Other accounts with $0 billion in total assets under management

Jeffrey Van Schaick‡	4 registered investment Companies with $1.2 billion in total assets Under management	4 Other pooled investment vehicles with $0.6 billion in assets under management	20 Other accounts with $4.3 billion in total assets under management**

Michael C. Buchanan‡	19 registered investment companies with $9.3 billion in total assets under management	9 Other pooled investment vehicles with $6 billion in assets under management	18 Other accounts with $1.9 billion in total assets under management

Detlev Schlichter‡	2 registered investment Companies with $0.2 billion in total assets Under management	29 Other pooled investment vehicles with $4.5 billion in assets under management	67 Other accounts with $25.6 billion in total assets under management***

*	Includes 88 accounts managed, totaling $27.6 billion, for which advisory fee is performance based.
**	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.
***	Includes 19 accounts managed, totaling $7.0 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Stephen A. Walsh	A
Keith J. Gardner	A
Jeffrey Van Schaick	A
Michael C. Buchanan	A
Detlev Schlichter	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	August 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	August 6, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Global High Income Fund Inc.

Date:	August 6, 2008